Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

October 1, 2020

ORBIMED ROYALTY OPPORTUNITIES II, LP

ROS ACQUISITION OFFSHORE LP

c/o OrbiMed Advisors LLC,

601 Lexington Avenue, 54th Floor

New York, NY 10022

Ladies and Gentlemen:

Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue to the undersigned (the “Exchange Parties”) shares of common stock of the Company, $0.000001 par value per share (the “Common Stock”), upon the exchange of the Loans (as defined below) in accordance with the terms set forth in the Restructuring and Exchange Agreement among the Company, OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP, dated August 7, 2020 (the “Restructuring Agreement”). To induce the Exchange Parties to enter into the Restructuring Agreement and to satisfy the Company’s obligations thereunder, the Lenders (as defined below) will have the benefit of this registration rights agreement (this “Agreement”) pursuant to which the Company agrees with the Exchange Parties for the benefit of the Exchange Parties and for the benefit of the holders (the “Holders”) from time to time of the Registrable Securities (as defined below), as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 405 under the Securities Act.

“Broker-Dealer” means any broker or dealer registered as such under the Exchange Act.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Close of Business” means 5:00 p.m., New York City time.

“Closing Date” means the date hereof.

“Company” has the meaning set forth in the preamble hereto.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the preamble hereto.

“Control” has the meaning set forth in Rule 405 under the Securities Act, and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Deferral Period” has the meaning indicated in Section 3(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Parties” has the meaning set forth in the preamble hereto.

“FINRA Rules” means the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority, Inc.

“Holder” has the meaning set forth in the preamble hereto.

“Lenders” means OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP.

“Losses” has the meaning set forth in Section 5(d).

“Majority Holders” means, on any date, Holders of a majority of the Registrable Securities.

“Managing Underwriters” means the investment bank(s) and manager(s) that administer an underwritten offering, if any, conducted pursuant to Section 6.

“Loans” means the Loans as defined in that certain Second Amended and Restated Credit Agreement, dated as of March 29, 2019, by and among Bacterin International, Inc., X-spine Systems, Inc., the Company, in its capacity as a guarantor, Xtant Medical, Inc., in its capacity as a guarantor, and the Lenders, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of April 1, 2020, by and among Bacterin International, Inc., X-spine Systems, Inc., the Company, in its capacity as a guarantor, Xtant Medical, Inc., in its capacity as a guarantor, and the Lenders.

“Notice and Questionnaire” means a written notice delivered to the Company substantially in the form attached as Annex A hereto.

“Notice Holder” means, on any date, any Holder that has delivered a completed Notice and Questionnaire to the Company on or before such date.

“Private Placement” has the meaning set forth in the Restructuring Agreement.

“Prospectus” means a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Registrable Securities” means the (i) Common Stock issued to the Exchange Parties pursuant to the transactions described in the Restructuring Agreement upon exchange of Loans and any securities for which such shares have been exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event (ii) any Common Stock issued to the Exchange Parties in respect of prepayment fees under the Second Amended and Restated Credit Agreement, dated as of March 29, 2019, as amended by the Second Amendment to the Second Amended and Restated Credit Agreement, dated the date hereof; provided, however, that each such security will cease to constitute Registrable Securities upon the earliest to occur of (i) such security being sold pursuant to a registration statement that is effective under the Securities Act; and (ii) such security ceasing to be outstanding.

“Restructuring Agreement” has the meaning set forth in the preamble hereto.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Period” has the meaning set forth in Section 2(b).

“Shelf Registration Statement” means a “shelf” registration statement of the Company prepared pursuant to Section 2 that covers the resale, from time to time pursuant to Rule 415 under the Securities Act (or any successor thereto), of some or all of the Registrable Securities on an appropriate form under the Securities Act, including all post-effective and other amendments and supplements to such registration statement, the related Prospectus, all exhibits thereto and all material incorporated by reference therein (including, without limitation, the Initial Registration Statement, any New Registration Statement and any Remainder Registration Statement).

“Underwriter” means any underwriter of Registrable Securities for an offering thereof under the Shelf Registration Statement.

2. Shelf Registration. (a) The Company will, no later than the ninetieth (90th) day after the Closing Date, file with the Commission a Shelf Registration Statement (which, initially, will be on Form S-1 and, as soon as the Company is eligible, will be on Form S-3) providing for the registration of the offer and sale, from time to time on a continuous or delayed basis, of the Registrable Securities by the Holders in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 (or any successor thereto) under the Securities Act (the “Initial Registration Statement”) and will use its best efforts to cause such Initial Registration Statement to become effective under the Securities Act no later than the one hundred and eightieth (180th) day after the Closing Date; provided, that if the Commission has notified the Company that it will not review or has no comments to such Initial Registration Statement within one hundred and ten (110) days after the Closing Date, the Company will use its best efforts to cause such Initial Registration Statement to become effective under the Securities Act no later than the one hundred and twentieth (120th) day after the Closing Date. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register the Registrable Securities on Form S-3, or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Securities Act Rules Compliance and Disclosure Interpretations Question 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Shelf Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Shelf Registration Statement will first be reduced by securities to be included other than Registrable Securities, and second be reduced by Registrable Securities applied to the Holders on a pro rata basis based on the total number of unregistered Common Shares held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Common Shares held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b) The Company will use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, in order to permit the related Prospectus to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement becomes effective to, and including, the date upon which no Registrable Securities are outstanding and constitute “restricted securities” (as defined in Rule 144 under the Securities Act).

(c) The Company will cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d) Subject to applicable law, the Company will provide written notice to the Holders of the anticipated effective date of the Shelf Registration Statement at least ten (10) Business Days before such anticipated effective date. Each Holder, in order to be named in the Shelf Registration Statement at the time of its initial effectiveness, will be required to deliver a Notice and Questionnaire and such other information as the Company may reasonably request in writing, if any, to the Company on or before the fifth (5th) day before the anticipated effective date of the Shelf Registration Statement as provided in the notice. Subject to Section 3(i), from and after the effective date of the Shelf Registration Statement, the Company will, as promptly as is practicable after the date a Holder’s Notice and Questionnaire is delivered, but in no event after the tenth (10th) day after such date, (i) file with the Commission an amendment to the Shelf Registration Statement or prepare and, if permitted or required by applicable law, file a supplement to the Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that such Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law (except that the Company will not be required to file more than one supplement or post-effective amendment in any thirty (30) day period in accordance with this Section 2(d)(i)) and, in the case of a post-effective amendment to the Shelf Registration Statement, the Company will use its best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable; (ii) provide such Holder, upon request, copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i); provided, however, that if such Notice and Questionnaire is delivered during a Deferral Period, then the Company will so inform the Holder delivering such Notice and Questionnaire and will take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i). Notwithstanding anything to the contrary herein, the Company need not name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to this Section 2(d) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) will be named as a selling securityholder in the Shelf Registration Statement or Prospectus in accordance with this Section 2(d).

3. Registration Procedures. The following provisions will apply in connection with the Shelf Registration Statement.

(a) The Company will:

(i) furnish to the Exchange Parties and to counsel for the Notice Holders, not less than five (5) Business Days before the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus (other than amendments and supplements that do nothing more than name Notice Holders and provide information with respect thereto and other than filings by the Company under the Exchange Act) and will use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Exchange Parties reasonably propose within three (3) Business Days of the delivery of such copies to the Exchange Parties; and

(ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b) The Company will ensure that:

(i) the Shelf Registration Statement and any amendment thereto, and any Prospectus and any amendment or supplement thereto, comply in all material respects with the Securities Act; and

(ii) the Shelf Registration Statement and any amendment thereto do not, when each becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Company will advise the Exchange Parties, the Notice Holders and any Underwriter that has provided in writing to the Company a telephone or email or other address for notices, and confirm such advice in writing, if requested (which notice pursuant to clauses (ii) to (v), inclusive, below will be accompanied by an instruction to suspend the use of the Prospectus until the Company has remedied the basis for such suspension):

(i) when the Shelf Registration Statement and any amendment thereto have been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that they do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d) The Company will use its best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as practicable the withdrawal thereof.

(e) Upon request, the Company will furnish, in electronic or physical form, to each Notice Holder, without charge, one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f) During the Shelf Registration Period, the Company will promptly deliver to each Exchange Party, each Notice Holder, and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) relating to the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. Subject to the restrictions set forth in this Agreement, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

(g) Before any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company will arrange for the qualification of the Registrable Securities for sale under the laws of such U.S. jurisdictions as any Notice reasonably requests and will maintain such qualification in effect so long as required; provided, however, that in no event will the Company be obligated by this Agreement to qualify to do business or as a dealer of securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits in any jurisdiction where it is not then so subject. If, at any time during the Shelf Registration Period, the Registrable Securities are not “covered securities” within the meaning of Section 18 of the Securities Act, then the Company will arrange for such qualification (subject to the proviso of the immediately preceding paragraph) in each U.S. jurisdiction of residence of each Notice Holder.

(h) Upon the occurrence of any event contemplated by subsections (c)(ii) to (v), inclusive, above, the Company will promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that the Shelf Registration Statement and the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(i) Upon the occurrence or existence of any pending corporate development, public filings with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the Prospectus, the Company will give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Notice Holder agrees: (i) not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder receives copies of the supplemented or amended Prospectus provided for in Section 3(i), or until it is advised in writing by the Company that the Prospectus may be used; and (ii) to hold such notice in confidence. Except in the case of a suspension of the availability of the Shelf Registration Statement and the Prospectus solely as the result of filing a post-effective amendment or supplement to the Prospectus to add additional selling securityholders therein, the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) will not exceed an aggregate of (A) thirty (30) days (or, if the Shelf Registration Statement is on Form S-1 (or any successor thereto), sixty (60) days) in any calendar quarter; or (B) sixty (60) days (or, if the shelf registration statement is on Form S-1 (or any successor thereto), ninety (90) days) in any calendar year.

(j) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its securityholders an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than forty five (45) days after the end of the twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement in order to comply with the Securities Act. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving a request from the Company for such information.

(l) Subject to Section 6, the Company will enter into customary agreements (including, if requested by the Majority Holders, an underwriting agreement in customary form that, for the avoidance of doubt, will provide for customary representations and warranties, legal opinions, comfort letters and other documents and certifications) and take all other necessary actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

(m) Subject to Section 6, for persons who are or may be “underwriters” with respect to the Registrable Securities within the meaning of the Securities Act and who make appropriate requests for information to be used solely for the purpose of taking reasonable steps to establish a due diligence or similar defense in connection with the proposed sale of such Registrable Securities pursuant to the Shelf Registration, the Company will:

(i) make reasonably available during business hours for inspection by the Holders, any Underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries; and

(ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations.

(n) In the event that any Broker-Dealer underwrites any Registrable Securities or participates as a member of an underwriting syndicate or selling group or “participates in an offering” (within the meaning of the FINRA Rules) thereof, whether as a Holder or as an underwriter, placement, sales agent or broker or dealer in respect thereof, or otherwise, the Company will, upon the reasonable request of such Broker-Dealer, comply with any reasonable request of such Broker-Dealer in complying with the FINRA Rules.

(o) The Company will use its best efforts to take all other steps necessary to effect the registration of the offer and sale of the Registrable Securities covered by the Shelf Registration Statement.

4. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3. The Company will reimburse the Exchange Parties and the Holders for the reasonable fees and disbursements of one firm or counsel (which may be a nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith.

5. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder, the directors, officers, employees, Affiliates and agents of each Holder and each person who controls any Holder within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein.

The Company also agrees to provide customary indemnities to, and to contribute as provided in Section 5(d) to Losses of, any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided herein with respect to the Holders.

(b) Each Holder of securities covered by the Shelf Registration Statement (including each Exchange Party that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who sign the Shelf Registration Statement and each person who controls the Company within the meaning of the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be acknowledged by each Notice Holder that is not an Exchange Party in such Notice Holder’s Notice and Questionnaire and will be in addition to any liability that any such Notice Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b), as applicable, above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b), as applicable, above. If any action is brought against an indemnified party and it has notified the indemnifying party thereof, the indemnifying party will be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case, the indemnifying party will not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties, except as set forth below); provided, however, that such counsel will be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party will have the right to employ separate counsel (including local counsel), and the indemnifying party will bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party has authorized the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one (1) separate law firm (in addition to any local counsel) for all indemnified persons. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party will have a several, and not joint, obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending such losses, claims, damages, liabilities or actions) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the offering of the Registrable Securities and the Shelf Registration Statement that resulted in such Losses; provided, however, that in no case will any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement that resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, then the indemnifying party and the indemnified party will contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions, or alleged statements or omissions, that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company will be deemed to be equal to the total net proceeds from the offering of the Notes (before deducting expenses). Benefits received by any Holder will be deemed to be equal to the value of having the offer and sale of such Holder’s Registrable Securities registered under the Securities Act pursuant to the Shelf Registration Statement and hereunder. Benefits received by any underwriter will be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus relating to the Shelf Registration Statement that resulted in such Losses. Relative fault will be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission or alleged untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary in this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of the Securities Act or the Exchange Act and each director, officer, employee, Affiliate and agent of such Holder will have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signed the Shelf Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 5(d).

(e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Exchange Party or Holder or the Company or any of the indemnified persons referred to in this Section 5, and will survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6. Underwritten Registrations. (a) Notwithstanding anything to the contrary herein, in no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Company. Consent may be conditioned on waivers of any of the obligations in Section 3, 4 or 5.

(b) If any Registrable Securities are to be sold in an underwritten offering, the Managing Underwriters will be selected by the Company, subject to the prior written consent of the Majority Holders, which consent will not be unreasonably withheld.

(c) No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person: (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein.

8. Rule 144A and Rule 144. So long as any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the reports required to be filed by it under the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Securities Act. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 or Rule 144A (including, without limitation, satisfying the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything to the contrary in this Section 8, nothing in this Section 8 will be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

9. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the Registrable Securities; provided, however, that this Section 9 may not be amended, qualified, modified or supplemented, and waivers of or consents to departures from this Section 9 may not be given, unless the Company has obtained the written consent of each Exchange Party and each Holder.

10. Notices. All notices and other communications provided for or permitted hereunder will be made in writing by hand-delivery, first-class mail, telex, telecopier, email or air courier guaranteeing overnight delivery:

(a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire.

(b) if to any Exchange Party, initially at the address thereof set forth above; and

(c) if to the Company, initially at its address set forth in the Restructuring Agreement.

All such notices and communications shall be deemed to have been duly given when received.

11. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Restructuring Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders, and the indemnified persons referred to in Section 5. The Company hereby agrees to extend the benefits of this Agreement to any Holder, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

13. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

14. Headings. The section headings used herein are for convenience only and shall not affect the construction or interpretation hereof.

15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT THE TRANSACTION CONTEMPLATED HEREBY.

16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties will be enforceable to the fullest extent permitted by law.

17. Common Stock Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of securities is required hereunder, securities held by the Company or its Affiliates (other than subsequent Holders thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such securities) will not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Very truly yours,

Company:

Xtant Medical Holdings, Inc.

By:	/s/ Sean Browne
Name:	Sean Browne
Title:	President, CEO

[Signature Page to Registration Rights Agreement]

EXCHANGE PARTIES:

ORBIMED ROYALTY OPPORTUNITIES II, LP

By	OrbiMed ROF II LLC,
its	General Partner

By	OrbiMed Advisors LLC,
its	Managing Member

By:	W. Carter Neild
Name:	W. Carter Neild
Title:	Member

ROS ACQUISITION OFFSHORE LP

By	OrbiMed Advisors LLC, solely in its
capacity as Investment Manager

By:	W. Carter Neild
Name:	W. Carter Neild
Title:	Member

[Signature Page to Registration Rights Agreement]

ANNEX A

SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of Registrable Securities of Xtant Medical Holdings, Inc. (the ‘‘Company’’) understands that the Company has filed, or intends to file, with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement (the ‘‘Shelf Registration Statement’’) for the registration and resale, under Rule 415 under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the ‘‘Registration Rights Agreement’’), dated _______________, 2020, among the Company and the Exchange Parties party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally must be named as a selling security holder in the related prospectus or prospectus supplement(s), deliver a prospectus and any applicable prospectus supplement(s) to the purchasers of the Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete, execute and deliver this Notice and Questionnaire as soon as possible before the effectiveness of the Shelf Registration Statement so that they may be named as selling security holders in the prospectus forming part of the Shelf Registration Statement at the time it initially becomes effective. A beneficial owner of Registrable Securities wishing to include its Registrable Securities in the Shelf Registration Statement must deliver to the Company a properly completed and signed Notice and Questionnaire.

The Company has agreed to pay additional interest pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and the related prospectus or prospectus supplement(s). Accordingly, holders and beneficial owners of Registrable Securities should consult their legal counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus or prospectus supplement(s).

NOTICE

The undersigned beneficial owner (the ‘‘Selling Security Holder’’) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), from and against certain claims and losses arising in connection with statements or omissions concerning the undersigned made in the Shelf Registration Statement or the related prospectus or prospectus supplement(s) in reliance upon the information provided by the undersigned.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Selling Security Holder information:

	(a)	Full legal name of Selling Security Holder:

	(b)	Full legal name of registered holder (if not the same as (a) above) through which the Registrable Securities listed in Item 3 below are held:

	(c)	Full legal name of Depository Trust Company participant (if applicable and if not the same as (b) above) through which the Registrable Securities listed in Item 3 below are held:

	(d)	Taxpayer identification or social security number of Selling Security Holder:

2.	Mailing address for notices to Selling Security Holder:

Telephone: ___________________________________________________________________________________

Fax: ________________________________________________________________________________________

E-mail address: ________________________________________________________________________________

Contact person: _______________________________________________________________________________

3.	Beneficial ownership of Registrable Securities:

State the number of shares of Registrable Securities beneficially owned by you.

Number of shares: __________________________________________________________________________

4.	Beneficial ownership of other securities of the Company owned by the Selling Security Holder:

Except as set forth below in this Item 4, the undersigned is not the beneficial owner of any securities of the Company other than the Registrable Securities listed in Item 3 above.

(a)	Type and amount of other securities beneficially owned by the Selling Security Holder:

(b)	CUSIP No(s). of the other securities listed in (a) beneficially owned:

5.	Relationships with the Company:

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or had any other material relationship with the Company (or its predecessors or affiliates) during the past three years?

[ ] Yes.

[ ] No.

(b)	If your response to (a) above is ‘‘Yes,’’ please state the nature and duration of your relationship with the Company:

6.	Plan of distribution:

Except as set forth below, the undersigned (including its donees, pledges, transferees and other successors in interest) intends to distribute the Registrable Securities listed in Item 3 above pursuant to the Shelf Registration Statement only as follows (if at all):

Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Security Holder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (1) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (2) in the over-the-counter market, (3) otherwise than on such exchanges or services or in the over-the-counter market or (4) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of the hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. The Selling Security Holder may pledge or grant a security interest in some or all of the Registrable Securities owned by it, and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the Shelf Registration Statement. The Selling Security Holder also may transfer, donate, pledge or otherwise dispose of shares in other circumstances, in which case the transferees, donees, pledgees or other successors in interest will be the selling Security Holder for purposes of the Shelf Registration Statement to the extent permitted by the rules and regulations of the Securities and Exchange Commission.

State any exceptions here:

 __________________________________________________________________________________________

 __________________________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

The Company hereby advises each Selling Security Holder of the following Compliance and Disclosure Interpretation of the Division of Corporation Finance of the Commission:

An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock ‘‘against the box’’ and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Notice and Questionnaire, the Selling Security Holder will be deemed to be aware of the foregoing interpretation.

7.	Broker-dealers and their affiliates:

The Company may have to identify the Selling Security Holder as an underwriter in the Shelf Registration Statement or related prospectus or prospectus supplement(s) if:

●	the Selling Security Holder is a broker-dealer and did not receive the Registrable Securities as compensation for underwriting activities; or

●	the Selling Security Holder is an affıliate of a broker-dealer and either (1) did not acquire the Registrable Securities in the ordinary course of business; or (2) at the time of its purchase of the Registrable Securities, had an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities.

Persons identified as underwriters in the Shelf Registration Statement or related prospectus or prospectus supplement(s) may be subject to additional potential liabilities under the Securities Act and should consult their legal counsel before submitting this Notice and Questionnaire.

(a)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

[ ] Yes.

[ ] No.

(b)	If your response to (a) above is ‘‘Yes,’’ did you receive the securities listed in Item 3 above as compensation for underwriting activities?

[ ] Yes.

[ ] No.

If your response to (b) above is ‘‘Yes,’’ please describe the circumstances:

	(c)	Are you an ‘‘affiliate’’ of a broker-dealer that is registered pursuant to Section 15 of the Exchange Act?

[ ] Yes.

[ ] No.

For the purposes of this Item 7(b), an ‘‘affiliate’’ of a registered broker-dealer includes any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer.

	(d)	If your response to (c) above is ‘‘Yes,’’ please answer the following three questions:

(i) Please describe the nature of your affiliation with a registered broker-dealer:

(ii) Did you acquire the securities listed in Item 3 above in the ordinary course of business?

[ ] Yes.

[ ] No.

(iii) At the time of your purchase of the securities listed in Item 3 above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

[ ] Yes.

[ ] No.

If your response to (iii) above is ‘‘Yes,’’ please describe such agreements or understandings:

8.	Nature of beneficial ownership:

The purpose of this section is to identify the ultimate natural persons or publicly held entities that exercises sole or shared voting or dispositive power over the Registrable Securities.

	(a)	Is the Selling Security Holder a natural person?

[ ] Yes.

[ ] No.

	(b)	Is the Selling Security Holder required to file, or is it a wholly owned subsidiary of an entity that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

[ ] Yes.

[ ] No.

	(c)	Is the Selling Security Holder an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

[ ] Yes.

[ ] No.

	(d)	If the Selling Security Holder is a subsidiary of such an investment company, please identify the investment company:

	(e)	If you answered ‘‘No’’ to questions (a), (b) and (c) above, please identify the controlling person(s) of the Selling Security Holder (the ‘‘Controlling Entity’’). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE COMMISSION REQUIRES THAT THESE NATURAL PERSONS AND ENTITIES BE NAMED IN THE PROSPECTUS***

9.	Securities received from named selling security holder:

	(a)	Did you receive your Registrable Securities listed above in Item 3 as a transferee from one or more selling security holders previously identified in the Shelf Registration Statement?

[ ] Yes.

[ ] No.

	(b)	If your response to (a) above is ‘‘Yes,’’ please answer the following two questions:

(i) Did you receive such Registrable Securities listed above in Item 3 from the named selling security holder(s) prior to the effectiveness of the Shelf Registration Statement?

[ ] Yes.

[ ] No.

(ii) Identify below the names of the selling security holder(s) from whom you received the Registrable Securities listed above in Item 3 and the date on which such securities were received.

If you need more space for your responses, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

ACKNOWLEDGEMENTS

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offer or sale of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Shelf Registration Statement remains effective. All notices hereunder to the Company pursuant to the Registration Rights Agreement will be made in writing by hand-delivery, first-class mail or air courier guaranteeing overnight delivery to the address specified below.

If the Selling Security Holder transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Security Holder will notify the transferee(s) at the time of transfer of its or their rights and obligations under the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to questions above and the inclusion of such information in the Shelf Registration Statement and the related prospectus or prospectus supplement(s) and in any related state securities or Blue Sky applications. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus and prospectus supplement(s) and of any such application.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein will be binding on, will inure to the benefit of, and will be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by the Selling Security Holder and listed in Item 3 above. This Notice and Questionnaire will be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial owner:

By:

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO THE COMPANY AT:

Xtant Medical Holdings, Inc.

600 Cruiser Lane

Belgrade, MT 59714

Attention: Sean E. Browne

Chief Executive Officer